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                            REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (this "AGREEMENT") is entered into as of July 31, 1997, by and between Nu-kote Holding, Inc., a Delaware corporation (the "COMPANY"), and each of Warrantholders (as hereinafter defined).


                                 W I T N E S S E T H:


     WHEREAS, the Company has agreed to grant certain registration rights to the Warrantholders with respect to the Registrable Securities (as hereinafter defined).

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   DEFINITIONS.

          "AGREEMENT" will be deemed to have the meaning set forth in the preamble to this document.

          "COMMISSION" means the Securities and Exchange Commission or any other Federal agency administering the Securities Act at the time in question.

          "COMPANY" will be deemed to have the meaning set forth in the preamble to this Agreement.

          "DEMAND NOTICE" will be deemed to have the meaning set forth in SUBSECTION 2(a).

          "DEMAND REGISTRATION" means the registration of Registrable Securities pursuant to the terms and conditions of Subsection 2(a).

          "DEMANDING HOLDER(S)" will be deemed to have the meaning set forth in SUBSECTION 2(f).

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as in effect at the time in question. Reference to a particular section of the Exchange Act will include a reference to the comparable section, if any, of any such similar or successor Federal statute.

          "HOLDER" means any Warrantholder, and, subject to SUBSECTION 10(f), any permitted assignee or transferee of Warrants and/or a Registrable Security, which assignee or transferee expressly is granted rights as a Holder under this Agreement at the time of such transfer.

          "INDEMNIFIED PARTY" means a party who is to be indemnified pursuant to
SECTION 7.

          "INDEMNIFYING PARTY" means a party who will indemnify an Indemnified Party pursuant to SECTION 7.

          "INSPECTORS" will be deemed to have the meaning set forth in SUBSECTION 5(h).

          "LOSSES" will be deemed to have the meaning set forth in SUBSECTION 7(a).

          "MAJORITY DEMANDING HOLDERS" will be deemed to have the meaning set forth in SUBSECTION 2(f).

          "MATERIAL ADVERSE EFFECT" will be deemed to have the meaning set forth in SUBSECTION 2(e).

          "NASD" means the National Association of Securities Dealers, Inc.

          "NASDAQ" means the National Association of Securities Dealers Automated Quotation System.

          "PIGGY-BACK REGISTRATION" means the registration of Registrable Securities pursuant to the terms and conditions of SUBSECTION 3(a).

          "PRO RATA BASIS" means a pro rata allocation based on the number of Registrable Securities held by each Holder requesting that Registrable Securities be included in a Registration Statement offering pursuant to this Agreement.

          "RECORDS" will be deemed to have the meaning set forth in Subsection 5(h).

          "REGISTRABLE SECURITIES" means the shares of Common Stock issued or issuable pursuant to the Warrants, and any and all securities of the Company issued or issuable with respect to such shares by way of a dividend, reclassification, stock split, or other distribution or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. For purposes of computing the number of Registrable Securities held by a Holder, each Warrant held by such Holder will be deemed to represent the number of shares of Common Stock issuable upon exercise of such Warrant. Any Registrable Security will cease to be a Registrable Security when (i) a Registration Statement covering such Registrable Security has been declared effective by the Commission and the Registrable Security has been disposed of pursuant to such effective Registration Statement,
(ii) the Registrable Security is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, (iii) the Registrable Security has been otherwise transferred, the Company has delivered a new certificate or other evidence of ownership with respect to such Registrable Security not bearing a legend restricting further transfer, and such Registrable Security may be resold without subsequent registration under the Securities Act, (iv) the Registrable Security is eligible for sale pursuant to Rule 144(k) (or any successor provision) under the Securities Act or (v) the Registrable Security is transferred by any Holder to any transferee who is not entitled to the benefits of this Agreement as contemplated by SUBSECTION 10(f).

          "REGISTRATION EXPENSES" means those expenses associated with any Registration Statement filed hereunder, as described in SECTION 6.

          "REGISTRATION STATEMENT" means a form of registration statement promulgated under the Securities Act.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as in effect at the time in question. Reference to a particular section of the Securities Act will include a reference to the comparable section, if any, of any such similar or successor Federal statute.

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          "SELLING DEMAND HOLDERS" will be deemed to have the meaning set forth in SUBSECTION 2(c).

          "SELLING PIGGY-BACK HOLDERS" will be deemed to have the meaning set forth in SUBSECTION 3(b).

          "TERM" will be deemed to have the meaning set forth in SUBSECTION
10(b).

          "UNDERWRITER" means a securities dealer which purchases any Registrable Securities as principal and not as part of such dealer's market-making activities.

          "WARRANT" means one of the warrants to purchase shares of Common Stock issued pursuant to that certain Warrant Agreement, of even date herewith, by and between the Company and the Warrantholders.

          "WARRANTHOLDER" means each of NationsBank of Texas, N.A.; Barclays Bank PLC; Commerzbank Aktiengesellschaft Atlanta Agency; Credit Lyonnais, New York Branch; The First National Bank of Chicago; Societe Generale; First American National Bank; Deutsche Bank, A.G., New York Branch and/or Cayman Islands Branch; and ABN Amro Bank, N.V.

     2.   DEMAND REGISTRATION.

          (a) REQUEST FOR REGISTRATION. At any time subsequent to the date which is one hundred eighty (180) days subsequent to the date hereof, any Holder who owns or group of Holders who own in the aggregate, thirty percent (30%) or more of the Registrable Securities then issued and outstanding may make a written request ("DEMAND NOTICE") for registration under the Securities Act (a "DEMAND REGISTRATION") of all or any portion of the then issued and outstanding Registrable Securities owned by such Holder or Holders, but not less than twenty percent (20%) of the then issued and outstanding Registrable Securities, subject to the terms and conditions of this Agreement and in no event less than 340,953 shares. Each Demand Notice will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method(s) of disposition thereof. Within ten (10) days after receipt of each Demand Notice, the Company will give written notice of the Company's receipt of such Demand Notice to all other Holders at least twenty (20) days before the anticipated filing date of such Registration Statement, and such Holders will be given the opportunity to participate in such Demand Registration and will be deemed a Demanding Holder (as hereinafter defined) for purposes of this Agreement. Subject to SUBSECTION 2(d), the Company will include in such Demand Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) days after the delivery to the applicable Holders of the Company's notice of receipt of a Demand Notice. Each such Holder's request to participate in such Demand Registration must also specify the number of Registrable Securities to be registered and, subject to SUBSECTION 2(f) and SECTION 8, the intended method(s) of disposition thereof. Demand Registrations will be on such appropriate registration form of the Commission as the Company will determine.

          (b) LIMITATION ON DEMAND REGISTRATION. The Company will not be obligated to effect any more than two (2) Demand Registrations at any time during the Term when the Company is not eligible to use a Form S-3 or Form S-2 Registration Statement (or, in each case, any successor or similar forms promulgated under the Securities Act that may be in effect and under which the Company is eligible to register the Registrable Securities for offer and sale under the Securities Act). There will be no limitation on the number of times that a Demand Registration may be requested pursuant to this SECTION 2 at any time during the Term when the Company is eligible to use a Form S-3 or Form S-2 Registration Statement (or, in each case, any successor or similar forms promulgated under the

Securities Act that may be in effect and under which the Company is eligible to register the Registrable Securities for offer and sale under the Securities Act). Notwithstanding any provision of this Agreement to the contrary, the Company will not be obligated to honor any Demand Notice requesting a Demand Registration, or otherwise cause a Demand Registration to become effective, hereunder if:

               (i) the Demand Notice is delivered to the Company during the period beginning ninety (90) days before the effective date of a Demand Registration that is being effected pursuant to a previously delivered Demand Notice and ending (A) if such Demand Registration is an underwritten offering, one hundred eighty (180) days after the closing date of any such offering and
(B) if such Demand Registration is not an underwritten offering, ninety (90) days after the closing date of any such offering; or

               (ii) the Demand Notice is delivered to the Company during the period commencing ninety (90) days before the effective date of a Registration Statement pursuant to which the Company is offering shares of any class of equity securities of the Company in an underwritten offering and ending one hundred eighty (180) days after the closing date of any such offering.

          (c) EFFECTIVE REGISTRATION AND EXPENSES. Upon receipt of a written request for a Demand Registration, the Company will (i) take appropriate action, on a reasonable, timely basis, to prepare and file a Registration Statement covering the Registrable Shares requested to be included in such Demand Registration (subject to SUBSECTION 2(e)) and (ii) use its commercially reasonable efforts to cause each Demand Registration to become effective under the Securities Act and thereafter to keep it effective under the Securities Act for a period of one hundred eighty (180) days (subject to extension pursuant to SECTION 5). A registration will not count as a Demand Registration (i) unless a Registration Statement with respect thereto has become effective, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Holders whose Registrable Securities are included in such Demand Registration ("SELLING DEMAND HOLDERS"), or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Selling Demand Holders. The Company will pay all Registration Expenses in connection with any Demand Registration as set forth in Section 6, whether or not it becomes effective.

          (d) NO THIRD-PARTY PIGGY-BACK ON DEMAND REGISTRATIONS. Neither the Company nor any of its respective securityholders (other than the Holders of Registrable Securities in such capacity pursuant to SECTION 3 hereof) may include securities of the Company in any Demand Registration without the prior written consent of the Demanding Holder or, if more than one (1) Demanding Holder, the Majority Demanding Holders.

          (e) PRIORITY ON DEMAND REGISTRATIONS. In the event the offering of Registrable Shares pursuant to a Demand Registration will be in the form of an underwritten offering pursuant to SUBSECTION 2(f) below, if the managing Underwriter or Underwriters of such offering advise the Company and the Selling Demand Holders in writing that, in their good faith judgment, the number of Registrable Securities to be included in such offering is sufficiently large to materially and adversely affect the success of such offering (a "MATERIAL ADVERSE EFFECT"), the Company will include in such registration the aggregate number of Registrable Securities which in the good faith judgment of such managing Underwriter or Underwriters can be sold without any such Material Adverse Effect, and such amount will be allocated, subject to any written agreement among the Selling Demand Holders, on a Pro Rata Basis among the Selling Demand Holders, unless any of the Selling Demand Holders desires to sell a number of Registrable Securities that is less than the total pro rata amount that such Selling Demand Holder is entitled to sell, in which event the number of Registrable Securities not so elected to be sold will be allocated among the other Selling Demand Holders on a Pro Rata Basis. In the event that the Demanding Holder or, if more than one (1) Demanding
Holder, the Majority Demanding Holders have consented to the inclusion of securities other than Registrable Securities in a Demand Registration and the managing Underwriter or Underwriters of such offering advise the Company and the Selling Demand Holders in writing that, in their good faith judgment, the inclusion of such other securities will have a Material Adverse Effect, the Demanding Holder or, if more than one (1) Demanding Holder, the Majority Demanding Holders may revoke such consent, without liability to the holders of such other securities, and such other securities will be excluded from such Demand Registration.

          (f) MANNER OF OFFERING; SELECTION OF UNDERWRITERS. If the Holder(s) requesting (whether initially or in response to a notice from the Company of the submission of a Demand Notice) a Demand Registration ("DEMANDING HOLDER(S)") so requests (or if more than one Demand Holder, if the Demanding Holders owning a majority of the Registrable Securities requested to be included in the Demand Registration by the Demanding Holders so requests (the "MAJORITY DEMANDING HOLDERS")), the offering of Registrable Securities pursuant to a Demand Registration will be in the form of an underwritten offering, and all Holders electing to participate in such Demand Registration will be bound by such determination. If a Demand Registration is in the form of an underwritten offering, the Majority Demanding Holders will select the managing Underwriter or Underwriters to be used in connection with the offering; PROVIDED, HOWEVER, that such Underwriter or Underwriters must be reasonably satisfactory to the Company.

     3.   PIGGY-BACK REGISTRATION.

          (a) REQUEST FOR REGISTRATION. At any time, if the Company proposes to file a Registration Statement under the Securities Act (other than a Registration Statement on Form S-4 or S-8 (or any successor or similar forms promulgated under the Securities Act that may be in effect and under which the Company is eligible to register securities for offer and sale under the Securities Act) or a Registration Statement filed in connection with an exchange offer or offering of securities or debt solely to the Company's existing security or debt holders) with respect to an offering of any class of equity securities by the Company for its own account or for the account of any of its security holders and such Registration Statement is capable of being used to register Registrable Securities, then the Company will give written notice of such proposed filing to each Holder as soon as practicable (but in no event less than twenty (20) days before the anticipated filing date). Such notice will offer each Holder the opportunity to have all or any of the Registrable Securities held by such Holder included in the Registration Statement proposed to be filed or, at the Company's option, in a separate Registration Statement to be filed concurrently with such Registration Statement (the "PIGGY-BACK REGISTRATION"). Within ten (10) days after receiving such notice, each Holder may make a written request to the Company that any or all of such Holder's Registrable Securities be included in the Piggy-back Registration, which notice will specify the number of shares to be so included and, subject to SUBSECTION 3(c) and SECTION 8, the intended method(s) of disposition thereof. Subject to SUBSECTIONS 3(b) AND (c) and SECTION 8, the Company will include in the Piggy-back Registration (or in a separate Registration Statement filed concurrently therewith) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) days after the receipt by each Holder of the Company's notice. The Company may in its discretion withdraw any Registration Statement filed pursuant to this SUBSECTION 3(a) subsequent to its filing without liability to the Holders except with respect to Registration Expenses. Any Holder will be permitted to withdraw all or part of such Holder's Registrable Securities requested to be included in a Piggy-back Registration at any time prior to the effective date of such Piggy-back Registration without any liability for any Registration Expenses.

          (b) PRIORITY ON PIGGY-BACK REGISTRATION. If any Piggy-back Registration is to be an underwritten offering, the Company will use commercially reasonable efforts to cause the managing

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Underwriter or Underwriters to permit the shares of Registrable Securities requested by the Holders of Registrable Securities ("SELLING PIGGY-BACK HOLDERS") to be included in the Piggy-back Registration (on the same terms and conditions as similar securities of the Company included therein to the extent appropriate). Notwithstanding the foregoing, if the managing Underwriter or Underwriters of such offering advise the Company in writing that, in their good faith judgment, the number of Registrable Securities and any other securities requested to be included in such offering is sufficiently large to have Material Adverse Effect, then if such Piggy-back Registration is incident to a primary registration on behalf of the Company, the amount of securities to be included in the Piggy-back Registration for all persons (other than the Company) will first be reduced, subject to any written agreement among the Selling Piggy-back Holders and other participants, on a Pro Rata Basis so that the total number of securities to be included in the offering will be the total number of securities recommended by such managing Underwriter or Underwriters, unless any of the Selling Piggy-back Holders or other participants desires to sell a number of Registrable Securities that is less than the total pro rata amount that such Selling Piggy-back Holder or other participants is entitled to sell, in which event the number of Registrable Securities not so elected to be sold will be allocated among the other Selling Piggy-back Holders and other participants on a Pro Rata Basis.

     4.   HOLDBACK AGREEMENTS.

          (a) RESTRICTIONS ON PUBLIC SALE BY HOLDER OF REGISTRABLE SECURITIES. Upon inclusion by the Company of any Holder's Registrable Securities in a Registration Statement filed pursuant to SECTIONS 2 OR 3, such Holder agrees not to effect any public sale or distribution of the issue of securities being registered or a similar security of the Company or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during the fourteen
(14) days prior to, and during the one hundred eighty (180) day period beginning on, the effective date of such Registration Statement (except as part of such registration), if and to the extent requested by the Company in the case of a non-underwritten public offering or if and to the extent requested by the managing Underwriter or Underwriters in the case of an underwritten public offering.

          (b) RESTRICTIONS ON PUBLIC SALE BY THE COMPANY. The Company agrees that it will not effect any public or private sale or distribution of the Registrable Securities or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to a Registration Statement on Form S-4 or S-8 or any successor or similar forms promulgated under the Securities Act that may be in effect and under which the Company is eligible to register securities for offer and sale under the Securities Act), during the fourteen (14) days prior to, and during the one hundred eighty (180) day period beginning on, the effective date of any Demand Registration Statement other than a Shelf Registration.

     5.   REGISTRATION PROCEDURES.

     Subject to the other provisions and limitations contained in this Agreement, whenever any Holder has requested that any Registrable Securities be registered pursuant to SECTIONS 2 OR 3, the Company will use commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method(s) of disposition thereof as quickly as practicable, and in connection with any such request, the Company will as expeditiously as possible:

          (a) prepare and file with the Commission a Registration Statement on any form of Registration Statement for which the Company then qualifies and which counsel for the Company deems appropriate and which form is available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and use its best efforts to cause such filed Registration Statement to become effective under the Securities Act; PROVIDED, HOWEVER, that, (i) at least five (5) days before filing a Registration Statement or prospectus or as promptly as practicable prior to filing any amendments or supplements thereto, the Company will furnish to one counsel selected by the Holder or Holders of the Registrable Securities covered by such Registration Statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and (ii) after the filing of the Registration Statement, the Company will promptly notify each such Holder and such counsel of comments received from, or any stop order issued or threatened by, the Commission and take all reasonable actions required to respond to such comments or, as the case may be, prevent the entry of such stop order or to remove it if it has been entered;

          (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the applicable period required by the terms of this Agreement, which will terminate when all Registrable Securities covered by such Registration Statement have been sold or, in the case of Piggy-back Registrations pursuant to SECTION 3, for such time period as the Company will determine in its sole discretion (but not before the expiration of the ninety (90) day period referred to in subsection 4(3) of the Securities Act and Rule 174 thereunder, if applicable);

          (c) furnish to each Holder of Registrable Securities covered by such Registration Statement, prior to filing the Registration Statement, if requested, copies of such Registration Statement as proposed to be filed, and thereafter furnish to each such Holder such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated or deemed to be incorporated therein by reference), the prospectus included in such Registration Statement (including each preliminary prospectus and supplement), and such other documents as each such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by each such Holder and covered by such Registration Statement in accordance with the intended method(s) of disposition as set forth in such Registration Statement;

          (d) use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities/blue sky laws of such jurisdictions as each Holder of Registrable Securities covered by such Registration Statement reasonably (in light of each such Holder's intended plan of distribution) requests and do any and all other acts and things which are reasonably necessary to enable each such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by each such Holder and covered by such Registration Statement and keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is effective; PROVIDED, HOWEVER, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this SUBSECTION 5(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

          (e) use commercially reasonable efforts to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable each Holder of Registrable Securities covered by the Registration Statement to consummate the disposition of such Registrable Securities in accordance with the intended method(s) of disposition as set forth in such Registration Statement; PROVIDED, HOWEVER, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this SUBSECTION 5(e), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

          (f) at any time when a prospectus relating to Registrable Securities is required to be delivered under the Securities Act, (i) notify each Holder of Registrable Securities covered by the Registration Statement of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus, (ii) prepare and file such supplement, amendment or any other required document so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) promptly make available to each such Holder any such supplement, amendment or other document;

          (g) enter into and perform customary agreements (including an underwriting agreement in customary form with the managing Underwriter or Underwriters, if any), use commercially reasonable efforts to obtain any necessary consents in connection with any proposed registration and sale of Registrable Securities in accordance with the intended method(s) of disposition as set forth in such Registration Statement, and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities in accordance with the intended method(s) of disposition as set forth in such Registration Statement;

          (h) make available for inspection during business hours on reasonable advance notice by each Holder of Registrable Securities covered by the Registration Statement, any Underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant, or other professional retained by any such Holder or such Underwriter (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "RECORDS") as may be reasonably necessary to enable them to exercise their due diligence responsibilities, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspectors in connection with such Registration Statement.
     Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential will not be disclosed by the Inspectors unless (i) in the reasonable judgment of counsel to the Company the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Holder agrees that information obtained by such Holder as a result of such inspections will be deemed confidential and will not be used by such Holder as the basis for any market transactions in the securities of the Company or for any other purpose unless and until such information is made generally available to the public. Each Holder further agrees that such Holder will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

          (i) if such sale is pursuant to an underwritten offering, use commercially reasonable efforts to obtain a comfort letter or comfort letters from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as any Holder of Registrable Securities covered by the Registration Statement or the managing Underwriter or Underwriters may reasonably request;

          (j) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders as soon as reasonably practicable, an earnings statement covering a period of twelve (12) months, beginning within three
     (3) months after the effective date of the Registration Statement, which earnings statement will satisfy the provisions of section 11(a) of the Securities Act;

          (k) if requested by the managing Underwriter or Underwriters, if any, or any Holder of Registrable Securities covered by the Registration Statement in connection with an underwritten offering pursuant to SECTIONS 2 OR 3 hereof, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing Underwriter or Underwriters, if any, and/or any such Holder reasonably requests to be included therein, as may be required by applicable laws and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; PROVIDED, HOWEVER, that the Company will not be required to take any actions pursuant to this SUBSECTION 5(k) that are not, in the reasonable opinion of counsel for the Company, in compliance with applicable law;

          (l) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement filed in connection herewith, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

          (m) cooperate with each Holder of Registrable Securities covered by the Registration Statement and the managing Underwriter or Underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates will not bear any restrictive legends and will be in a form eligible for deposit with the transfer agent for the Common Stock; and enable such Registrable Securities to be in such denominations and registered in such names as the managing Underwriter or Underwriters, if any, or Holders of Registrable Securities covered by the Registration Statement may request at least two
     (2) business days prior to any sale of such Registrable Securities;

          (n) comply (during the effectiveness of any Registration Statement filed hereunder) with the provisions of all applicable securities/blue sky laws, including, without limitation, the Securities Act, with respect to the disposition of Registrable Securities covered by such Registration Statement in accordance with the intended method(s) of distribution as set forth in such Registration Statement;

          (o) cause all Registrable Securities included in a Registration Statement filed hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the automated quotation system of the NASD and, if listed on the automated quotation system of the NASD, use its best efforts to secure designation of all such Registrable Securities covered by such Registration Statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Exchange Act or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, use its reasonable best efforts to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

          (p) to provide, in accordance with the requirements of applicable law, a transfer agent and registrar for all Registrable Securities covered by a Registration Statement filed hereunder not later than the effective date of such Registration Statement; and

          (q) take all such other actions as the managing Underwriter or Underwriters (or if there is no managing Underwriter or Underwriters, the Majority Demanding Holders), reasonably request to expedite or facilitate the disposition of Registrable Securities covered by a Registration Statement filed hereunder (including, without limitation, effecting a stock split or a combination of shares) in accordance with the intended method(s) of distribution as set forth in such Registration Statement.

Notwithstanding the provisions of this SECTION 5, the Company will be entitled to postpone, for a reasonable period of time, the filing or effectiveness of any Registration Statement under SECTIONS 2 OR 3 if (i) the Company determines, in the good faith exercise of its reasonable business judgment, that such registration and offering could materially interfere with or adversely affect bona fide financing, acquisition, or other material business plans of the Company (including a proposed primary offering by the Company of its own securities) at the time the right to delay is exercised or would require disclosure of non-public information, the premature disclosure of which could materially and adversely affect the business, properties, operations or financial results of the Company; PROVIDED, HOWEVER, that the Company will not be required to disclose to the Holders requesting registration any such transaction, plan or non-public information and, PROVIDED FURTHER, the Company may delay such registration or effectiveness for no more than six (6) months and may not exercise such right more than once in any eighteen (18) month period or
(ii) at any time prior to the effectiveness of any Demand Registration or Piggy-back Registration the Company determines that it is unable to comply with the provisions of Article 3 or Article 11 of Regulation S-X under the Securities Act, to the extent then applicable to the Company. If the Company postpones the filing or effectiveness of a Registration Statement pursuant hereto, it will promptly notify in writing the Holders of Registrable Securities requesting such registration when the events or circumstances permitting such postponement have ended and at such time will proceed with the filing of the Registration Statement if so requested. If the Company postpones the filing or effectiveness of a Registration Statement filed pursuant hereto, then the Holders of Registrable Securities demanding such registration will have the right to withdraw their request for registration by giving written notice to the Company at any time within five (5) days after the date the Company notifies such Holders of Registrable Securities of its willingness to proceed with the filing of the Registration Statement and, if such registration was to be made pursuant to a Demand Registration, upon such withdrawal the withdrawn demand will not count as a Demand Registration. The Company may require each Holder of Registrable Securities covered by the Registration Statement to promptly furnish in writing to the Company such information regarding the distribution of such Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration. Each Holder requesting registration of Registrable Securities pursuant to SECTIONS 2 OR 3 will cooperate with the Company and, if applicable, the managing Underwriter or Underwriters in providing such information and executing and delivering such documents as the Company or the managing Underwriter or Underwriters reasonably request in connection with any such registration, and the Company will not be obligated to include in any such registration any Registrable Securities of any Holder who does not so comply. Each Holder of Registrable Securities covered by a Registration Statement agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in SUBSECTION 5(f), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by SUBSECTION 5(f), and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. If the Company gives such notice, the Company will extend the period during which such Registration Statement will be maintained effective (including the period referred to in SUBSECTION 5(b)) by the number of days during the period from and including the date of the giving of notice pursuant to SUBSECTION 5(f) to the date when the Company makes available to such Holder a prospectus supplemented or amended to conform with the requirements of SUBSECTION 5(f).

     6.   REGISTRATION EXPENSES.

     In connection with any Registration Statement required to be filed hereunder, the Company will pay the following registration expenses (the "REGISTRATION EXPENSES"): (i) all registration and filing fees; (ii) fees and expenses of compliance with securities/blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications (or exemptions from qualifications of the Registrable Securities); (iii) printing expenses (including expenses of printing certificates for Registrable Securities); (iv) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties); (v) any fees and expenses incurred in connection with the listing of the Registrable Securities in accordance with the requirements of SUBSECTION 5(o); (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the costs associated with the delivery by independent certified public accountants of the comfort letter or comfort letters requested pursuant to SUBSECTION 5(i)); (vii) the reasonable fees and expenses of any special experts or other persons retained by the Company in connection with such registration; (viii) reasonable fees and expenses of one legal counsel (who will be reasonably acceptable to the Company) for the Holders incurred in connection with any registration hereunder, (ix) the expenses associated with obtaining liability insurance and (ix) messenger, delivery and telephone expenses related to any registration contemplated hereunder. The Company will not have any obligation to pay any underwriting fees, discounts, or commissions attributable to the sale of Registrable Securities, or any out-of-pocket expenses of any Holder (or the agents who manage such Holder's accounts), which amounts will be the responsibility of the selling Holder or Holders.

     7.   INDEMNIFICATION; CONTRIBUTION.

          (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each Holder of Registrable Securities covered by a Registration Statement filed pursuant to this Agreement and, if applicable, such Holder's directors and officers and each person who controls such Holder within the meaning of either section 15 of the Securities Act or section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable attorney's fees and legal and other costs of investigation and defense) (collectively, "LOSSES") arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or prospectus relating to the Registrable Securities or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Losses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such Holder or on such Holder's behalf expressly for use therein; PROVIDED, HOWEVER, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary or final prospectus, the indemnity agreement contained in this SUBSECTION 7(a) will not apply to the extent that any such Losses result from the fact that a current copy of the prospectus was not sent or given to the person asserting any such Losses at or prior to the written confirmation of the sale of the applicable Registrable Securities to such person if it is determined that it was the responsibility of such Holder to provide such person with a current copy of the prospectus and such current copy of the prospectus would have cured the defect giving rise to such Losses. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors, and each person who controls such Underwriters within the meaning of either section 15 of the Securities Act or section 20 of the Exchange Act to the extent reasonably required by such Underwriters.

          (b) INDEMNIFICATION BY HOLDERS. Each Holder agrees to indemnify and hold harmless the Company, its directors and officers, and each person, if any, who controls the Company within the meaning of either section 15 of the Securities Act or section 20 of the Exchange Act (other than such Holder), from and against any and all Losses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus relating to the Registrable Securities of such Holder or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only insofar as such Losses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such Holder or on such Holder's behalf, in such Holder's capacity as a Holder and not in his capacity as a director or officer of the Company, if applicable, expressly for use therein; PROVIDED, HOWEVER, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary or final prospectus, the indemnity agreement contained in this SUBSECTION 7 will not apply to the extent that any such Losses result from the fact that a current copy of the prospectus was not sent or given to the person asserting any such Losses at or prior to the written confirmation of the sale of the applicable Registrable Securities to such person if it is determined that it was the responsibility of the Company or any other person or entity (other than such Holder or such Holder's agent) to provide such person with a current copy of the prospectus and such current copy of the prospectus would have cured the defect giving rise to such Losses. Each Holder also agrees to indemnify and hold harmless any Underwriters of the Registrable Securities, their officers and directors, and each person who controls such Underwriters within the meaning of either section 15 of the Securities Act or section 20 of the Exchange Act to the extent reasonably required by such Underwriters.

          (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any action or proceeding (including any governmental investigation) is brought or asserted against any person entitled to indemnification under SUBSECTIONS 7(a) OR (b) (an "INDEMNIFIED PARTY") in respect of which indemnity may be sought from any party who has agreed to provide such indemnification (an "INDEMNIFYING PARTY"), the Indemnified Party will promptly notify the Indemnifying Party in writing, and the Indemnifying Party will assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and will assume the payment of all expenses related thereto. The Indemnified Party will have the right to employ separate legal counsel reasonably satisfactory to the Indemnifying Party in any such action and to participate in the defense thereof, but the fees and expenses of such counsel will be at the expense of such Indemnified Party unless (i) the Indemnifying Party agrees to pay such fees and expenses, (ii) the Indemnifying Party fails to promptly assume the defense of such action or proceeding and to employ counsel reasonably satisfactory to the Indemnified Party, (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party has been advised by legal counsel that there is a conflict of interest on the part of counsel employed by the Indemnifying Party to represent such Indemnified Party, or (iv) the Indemnified Party's counsel has advised the Indemnified Party that there may be defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party and that the Indemnifying Party is not able to assert on behalf of or in the name of the Indemnified Party (in which case of either (iii) or (iv), if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate legal counsel at the expense of the Indemnifying Party, the Indemnifying Party will not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party); it being understood, however, that the Indemnifying Party will not, in connection with any one (1) such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one (1) separate firm of attorneys (together with any appropriate local counsel) at any time for all such Indemnified Parties, which firm will be designated in writing by such Indemnified Parties. The Indemnifying Party will not be liable for any settlement of any such action or proceeding effected without its written consent, which consent will not be unreasonably withheld, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Party will indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

          (d)  CONTRIBUTION.  If the indemnification provided for in this
SECTION 7 is unavailable to the Indemnified Parties in respect of any Losses (other than by reason of exceptions provided in SUBSECTIONS 7(a) OR (b)) or is inadequate to hold harmless each Indemnified Party, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, will contribute to the amount paid or payable by such Indemnified Party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand, with respect to the statements or omissions which resulted in such Losses, or action in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as will be appropriate to reflect the relative benefits received by the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand, from the offering of the securities covered by such Registration Statement. The relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and such party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other will be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions and after deducting expenses) received by the Indemnifying Party bears to the total proceeds (net of underwriting discounts and commissions and after deducting expenses) received by the Indemnified Party. The Indemnifying Party and the Indemnified Party agree that it would not be just and equitable if contribution pursuant to this SUBSECTION 7(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in this SUBSECTION 7(d). Notwithstanding the provisions of this SUBSECTION 7(d), no Holder will be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Holder were offered to the public pursuant to the applicable Registration Statement exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of subsection 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) SURVIVAL. The indemnity and contribution agreements contained in this SECTION 7 will remain operative and in full force and effect regardless of
(i) any termination of this Agreement or any underwriting agreement, (ii) any investigation made by or on behalf of any Indemnified Party, and (iii) the consummation of the sale or successive resale of the Registrable Securities.

     8.   PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.

     No Holder may participate in any underwritten registration hereunder unless such Holder (i) agrees to sell such Holder's securities on the basis provided in any underwriting arrangements approved by the persons or entities entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements and this Agreement; provided, however, that no such Holder will be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (i) such Holder's ownership of such Holder's Registrable Securities to be sold or transferred free and clear of all liens, claims and encumbrances, (ii) such Holder's power and authority to effect such transfer, (iii) such matters pertaining to compliance by such Holder with securities/blue sky laws as may be reasonably requested and
(iv) any transaction between the Company and the Holder.

     9.   SPECIAL COVENANTS.

          (a) RULE 144. The Company covenants that it will use its reasonable best efforts file any reports required to be filed by it under the Securities Act and the Exchange Act, and it will take such further action that any Holder may reasonably request to enable such Holder to sell Registrable Securities, from time to time, without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such information and requirements.

          (b) FORM S-3/FORM S-2 AVAILABILITY. The Company covenants that it will use its reasonable best efforts timely file all reports required to be filed by it under the Securities Act and the Exchange Act, and it will take such other action as may be necessary and within its control, to cause the Company to become and/or remain eligible to register on Form S-3 or Form S-2 (or any successor or similar form that may hereafter be adopted by the Commission) securities of the same class or series as the Registrable Securities.

          (c) COMPANY PURCHASE OPTION. Notwithstanding the terms of this Agreement, if at any time that any Holder requests that Registrable Securities be included in a Registration Statement filed or to be filed pursuant to this Agreement (pursuant to a Demand Registration or a Piggy-back Registration) securities of the same class or series as the Registrable Securities are traded on a national securities exchange or authorized to be quoted on the NASDAQ or any other recognized quotation system which regularly provides quotes on such securities (a "Trading Forum"), the Company will have the right and option, in its sole discretion, to, in lieu of including such Registrable Securities in such Registration Statement, purchase all but not less than all of such Registrable Securities requested to be included in such Registration Statement at the closing or last sales price of such security reported by such Trading Forum on the date the Demand Notice or written notice requesting the inclusion of such Registrable Securities in such Registration Statement is received by the Company or, if there is no such reported quote for such date by any Trading Forum, the last reported closing or sales price, as applicable, of such security by a Trading Forum.

          (d) LIMITS REGARDING WARRANTS. Notwithstanding anything in this Agreement to the contrary, (i) no Holder may request registration of any Registrable Security unless the Warrant pursuant to which such Registrable Securities are issuable, is exercisable for the number of Registrable Securities for which registration is requested at, or within 60 days after, the date the request for registration (or inclusion in a Piggy-back Registration) is delivered to the Company and (ii) in the event any Holder requests to have any unissued Registrable Securities which are issuable pursuant to any Warrant included in a Registration Statement pursuant to this Agreement as permitted under clause (i) above, the Warrant pursuant to which such Registrable Securities are issuable must be exercised by such Holder for the number of Registrable Securities requested to be included in such Registration Statement upon the later to occur of (A) the effective date of the Registration Statement in which such Registrable Securities are included or (B) the first date the Warrant may be exercised for such Registrable Securities.

     10.  MISCELLANEOUS.

          (a) REMEDIES. In addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, each Holder will be entitled to specific performance of such Holder's rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive that defense in any action for specific performance.

          (b) TERM. The term of this Agreement will terminate on the earlier to occur of (i) the fifth anniversary of the date hereof or (ii) the first date on which there are no longer any Registrable Securities issued and outstanding (the "TERM").

          (c) NO INCONSISTENT AGREEMENTS. The Company represents and warrants that has not previously entered into any agreement with respect to its securities which grants any existing registration rights to any other person or entity.

          (d) AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified, or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders of a majority of the then issued and outstanding Registrable Securities.

          (e) NOTICES. All notices, demands, requests or other communications that may be or are required to be given, served or sent by any party to this Agreement to any other party to this Agreement must be in writing and must be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, telegram or facsimile transmission addressed as follows:

               (i) if to any Warrantholder, at the most current address given to the Company and thereafter at such other address as may be designated from time to time by notice given in accordance with the provisions of this SUBSECTION 10(e), which address initially is set forth below the signature of each Warrantholder on this Agreement.

               (ii) if to the Company, at its most current address and thereafter at such other address as may be designated from time to time by notice given in accordance with the provisions of this SUBSECTION 10(e), which address initially is:

                         Nu-kote Holding, Inc.
                         17950 Preston Road, Suite 690
                         Dallas, Texas  75252
                         Attention:  Secretary
                         Telecopier: (972) 250-4097

               (iii) if to any other Holder, at such address set forth on the Addendum to this Agreement executed and delivered by such Holder pursuant to SUBSECTION 10(f) or at such other address as may be designated from time to time by notice given in accordance with the provisions of this SUBSECTION 10(e).

Any party to this Agreement may designate by written notice a new address to which any notice, demand, request or communication will thereafter be given, served or sent. Each notice, demand, request or communication that is mailed, delivered or transmitted in the manner described above will be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a facsimile transmission) the answer back being deemed conclusive evidence of such delivery or at such time as delivery is refused by the addressee upon presentation.

          (f) SUCCESSORS AND ASSIGNS. The Company will not assign its rights or obligations hereunder without the prior written consent of the Holders of a majority of the then issued and outstanding Registrable Securities. Each Holder may assign such Holder's respective rights and obligations hereunder to persons to whom such Holder transfers or otherwise assigns Warrants and/or Registrable Securities; PROVIDED, HOWEVER, that the Warrants and/or Registrable Securities assigned to any person by such Holder must equal and/or be exercisable for an aggregate of at least four-tenths of one percent (.4%) of the Company's outstanding Common Stock at the time of any such transfer or assignment. In the event of any such assignment, such assignees will be entitled to the rights of the assignor under this Agreement only to the extent such rights expressly are assigned to such assignee. Any assignment of rights under this Agreement in violation of the foregoing will be null and void. Subject to the foregoing, this Agreement will inure to the benefit of and be binding upon the successors and assigns of the Company and each Holder; PROVIDED, HOWEVER, that any assignee or transferee of Registrable Securities that is deemed a Holder under this Agreement will be entitled to the rights and benefits afforded such person by this Agreement only upon such person's execution and delivery of an addendum to this Agreement, in form and substance acceptable to the Company, agreeing to be bound by the duties and obligations of a Holder under this Agreement. Upon disposition of all Warrants and/or Registrable Securities, a Holder will no longer be deemed to be a party to this Agreement; PROVIDED, HOWEVER, such Holder's rights and obligations under SECTION 7 will continue for two years following the date of such disposition.

          (g) COUNTERPARTS. This Agreement may be executed in a number of identical counterparts and it will not be necessary for the Company and each Holder to execute each of such counterparts, but when all parties have executed and delivered one or more of such counterparts, the several parts, when taken together, will be deemed to constitute one and the same instrument, enforceable against each party in accordance with its terms. In making proof of this Agreement, it will not be necessary to produce or account for more than one such counterpart executed by the party against whom enforcement of this Agreement is sought.

          (h) HEADINGS. The headings in this Agreement are for convenience of reference only and will not limit or otherwise affect the meaning hereof.

          (i) GOVERNING LAW. THIS AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (EXCLUSIVE OF CONFLICTS OF LAW PRINCIPLES) AND WILL, TO THE MAXIMUM EXTENT PRACTICABLE, BE DEEMED TO CALL FOR PERFORMANCE IN DALLAS COUNTY, TEXAS. COURTS WITHIN THE STATE OF TEXAS WILL HAVE JURISDICTION OVER ANY AND ALL DISPUTES BETWEEN THE PARTIES HERETO, WHETHER IN LAW OR EQUITY, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY. THE PARTIES CONSENT TO AND AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS. VENUE IN ANY SUCH DISPUTE, WHETHER IN FEDERAL OR STATE COURT, WILL BE LAID IN DALLAS COUNTY, TEXAS. EACH OF THE PARTIES HEREBY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH DISPUTE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (i) SUCH PARTY IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, (ii) SUCH PARTY AND/OR SUCH PARTY'S PROPERTY IS IMMUNE FROM ANY LEGAL PROCESS ISSUED BY SUCH COURTS OR (iii) ANY LITIGATION COMMENCED IN SUCH COURTS IS BROUGHT IN AN INCONVENIENT FORUM.

          (j) SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the Term, such provision will be fully severable; this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid, and enforceable.

          (k) ENTIRE AGREEMENT. This Agreement is intended by the Company and the Holders as a final expression of their agreement and is intended to be a complete and exclusive statement of their agreement and understanding in respect of the subject matter contained herein. This agreement supersedes all prior agreements and understandings between the Company and the Holders with respect to such subject matter.

          (l) THIRD PARTY BENEFICIARIES. Subject to the terms of SECTION 7 and SUBSECTION 10(f) hereof, this Agreement is intended for the benefit of the Company and the Holders and their respective successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

          (m) ATTORNEYS' FEES. In any proceeding brought to enforce any provision of this

Agreement, the successful party will be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

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                                      -18-

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


     Company:                          NU-KOTE HOLDING, INC.


                                       By:
                                          ------------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                ------------------------------

                                       Notice Address:

                                       Nu-kote Holding, Inc.
                                       Suite 690, LB 21
                                       17950 Preston Road
                                       Dallas, Texas  75252
                                       Attention:  Treasurer

     Warrantholders:                   NATIONSBANK OF TEXAS, N.A.


                                       By:
                                          ------------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                ------------------------------

                                       Notice Address:

                                       NationsBank of Texas, N.A.
                                       901 Main Street, 66th Floor
                                       Dallas, Texas 75202
                                       Attention:  William E. Livingstone, IV
                                                   Senior Vice President

                                       BARCLAYS BANK PLC


                                       By:
                                          ------------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                ------------------------------

                                       Notice Address:

                                       Barclays Bank PLC
                                       75 Wall Street, 12th Floor
                                       New York, New York 10265
                                       Attention:  Ronald E. Spitzer

                                       COMMERZBANK AKTIENGESELLSCHAFT
                                       ATLANTA AGENCY


                                       By:
                                          ------------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                ------------------------------

                                       Notice Address:

                                       Commerzbank Aktiengesellschaft
                                       Atlanta Agency
                                       Promenade Two, Suite 3500
                                       1230 Peachtree Street, N.E.
                                       Atlanta, Georgia 30309
                                       Attention:  Harry P. Yergey

                                       CREDIT LYONNAIS, NEW YORK BRANCH


                                       By:
                                          ------------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                ------------------------------

                                       Notice Address:

                                       Credit Lyonnais
                                       1301 Avenue of the Americas, 18th Floor
                                       New York, New York 10019
                                       Attention:  Alan Sidrane

                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By:
                                          ------------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                ------------------------------

                                       Notice Address:

                                       The First National Bank of Chicago
                                       One First National Plaza, Mail Suite 0088
                                       Chicago, Illinois 60670-0088
                                       Attention:  Richard A. Peterson

                                       SOCIETE GENERALE


                                       By:
                                          ------------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                ------------------------------

                                       Notice Address:

                                       Societe Generale
                                       Trammell Crow Center, Suite 4800
                                       2001 Ross Avenue
                                       Dallas, Texas 75201
                                       Attention:  Richard M. Lewis

                                       FIRST AMERICAN NATIONAL BANK


                                       By:
                                          ------------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                ------------------------------

                                       Notice Address:

                                       First American National Bank
                                       4th & Union Street AA-0310, 10th Floor
                                       Nashville, Tennessee 37238
                                       Attention:  Zachry F. Martin

                                       DEUTSCHE BANK, A.G., NEW YORK BRANCH
                                       AND/OR CAYMAN ISLAND BRANCH


                                       By:
                                          ------------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                ------------------------------



                                       By:
                                          ------------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                ------------------------------

                                       Notice Address:

                                       Deutsche Bank, A.G., New York Branch
                                       and/or Cayman Islands Branch
                                       31 West 52nd Street, 24th Floor
                                       New York, New York 10019
                                       Attention:  Ralf Hoffmann

                                       ABN AMRO BANK, N.V.


                                       By:
                                          ------------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                ------------------------------



                                       By:
                                          ------------------------------------
                                          Name:
                                                ------------------------------
                                          Title:
                                                ------------------------------

                                       Notice Address:

                                       ABN AMRO Bank, N.V.
                                       10 E. 53rd Street, 37th Floor
                                       New York, New York 10022
                                       Attention:  Ronald O. Drake